UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Black Stone Minerals, L.P.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE BLACK STONE MINERALS, L.P. ANNUAL MEETING OF LIMITED PARTNERS TO BE HELD ON JUNE 11, 2026 AT 12:00 PM CENTRAL TIME

Control Code: AAAA-BBBB-CCCC-DDDD

Location: virtually via live webcast at https://register.proxypush.com/BSM and any adjournment or postponement thereof.

There will not be a physical meeting location.

This communication provides an overview of the complete proxy materials, including the Proxy Statement and Proxy that are available on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are available at:

Meeting Materials:

https://app.vinylequity.com/proxy/e6b017f6-dcc0-4cac-9cde-6a3243c8cb82/documents

To view the proxy materials and vote your units online:

Step 1: Click the VOTE NOW! button or go to https://app.vinylequity.com/voting/login and enter your Voting Control Code provided above.

Step 2: To view or download the proxy materials, on a mobile device, click the button on the upper left side and select Meeting Documents and click on the document you wish to view. On a computer or tablet, click on the document you wish to view, accessible on the upper right side of the screen. For example, to view or download the Proxy Statement, click on Proxy Statement.

Step 3: To vote online, follow the on-screen instructions. You may vote online until June 10, 2026 11:59 PM Central Time.

To vote via EMAIL, FAX or MAIL retrieve a proxy card online at the Meeting Materials link above. Mark, sign and date the proxy card and promptly return it using one of the below options:

EMAIL: proxy@vinylequity.com

FAX: +1 847-485-0486

MAIL:	Vinyl Equity, Inc.

Attn: Proxy

PO Box 247

Winnetka, IL, 60093, USA

To request paper copies of the proxy materials including the proxy card, you must submit a request. There is no charge to you for requesting paper copies. To facilitate timely delivery, please make the request using one of the methods below before June 1, 2026.

PROPOSALS

The Board of Directors recommends that you vote FOR ALL NOMINEES on this Proposal

1.

To elect directors to the Board, each to serve until the 2027 Annual Meeting of Limited Partners of the Partnership and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal.

a. Thomas L. Carter, Jr.

b. Fowler T. Carter

c. H. Taylor DeWalch

d. Carin M. Barth

e. D. Mark DeWalch

f. Anne L. Hamman

g. Jerry V. Kyle, Jr.

h. Michael C. Linn

i. Ashley J. Longmaid

j. William E. Randall

k. Alexander D. Stuart

l. James W. Whitehead

The Board of Directors recommends that you vote FOR this Proposal

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The Board of Directors recommends that you vote FOR this Proposal

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025

The Board of Directors has fixed the close of business on April 13, 2026, as the record date for the determination of unitholders entitled to receive notice of the annual meeting and to vote the Partnership’s Common Units and Preferred Units they held on that date at the meeting or any postponement or adjournment of the meeting.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR UNITS, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call +1 888-808-4695 (TOLL FREE) or email proxy@vinylequity.com Attn: Proxy Services.

YOUR VOTE IS IMPORTANT!